MEMORIAL FUNDS

                              GOVERNMENT BOND FUND
                               CORPORATE BOND FUND
                               GROWTH EQUITY FUND
                                VALUE EQUITY FUND

                              INSTITUTIONAL SHARES

                        Supplement Dated March 2, 2000 to
                          Prospectus Dated May 1, 1999

Page 14 of the Prospectus is amended by deleting the first three sentences under the Section "Adviser" and replacing it with the following:

     Forum Investment Advisors, LLC (the "Adviser"), Two Portland Square, Portland, Maine 04101, serves as investment adviser to the Funds. Subject to the general control of the Board, the Adviser is responsible for among other things, developing a continuing investment program for each Fund in accordance with its investment objective, reviewing the investment strategies and policies of each Fund, and advising the Board on the selection of additional sub-advisers.

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